                                                                  CONFORMED COPY


                                  EXHIBIT 10.3





                        AMENDMENT No. 3 (this "Amendment"), dated as of March 7,
                  1997, to the 3-Year Competitive Advance and Revolving Credit Facility Agreement dated as of March 21, 1994, as amended by Amendment No. 1 thereto dated as of March 15, 1995, and Amendment No. 2 thereto dated as of March 14, 1996 (as so amended, the "Agreement"), among EG&G, INC., a Massachusetts corporation (the "Company"), the Borrowing Subsidiaries (as such term is defined therein; together with the Company, the "Borrowers"), the Lenders listed in Schedule 2.01 thereof (the "Lenders") and THE CHASE MANHATTAN BANK (as successor to Chemical Bank), a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


            A. The Borrowers have requested and the Administrative Agent and the Lenders are willing to amend certain provisions of the Agreement for the limited purposes described and on the terms and conditions set forth herein.

            B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.


            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

            SECTION 1.   Amendment of Section 1.01.
                         -------------------------
Section 1.01 of the Agreement is hereby amended as follows:

            (i) The definition of "Amendment Effective Date" is hereby amended and restated in its entirety to read as follows:

                  "'AMENDMENT EFFECTIVE DATE' shall mean the date on which each condition to effectiveness set forth in Section 5 of Amendment No. 3 to this Agreement dated as of March 7, 1997, has been satisfied."

            (ii)  In the definition of "Applicable Percentage", the Eurodollar
      Spread and Facility Fee Percentage grid is hereby amended and restated in its entirety:

===============================================================================
Category 1                      Eurodollar Spread    Facility Fee Percentage
----------                      -----------------    -----------------------
-------------------------------------------------------------------------------
Aa3 or higher by Moody's;               .130%                    .070%
AA- or higher by S&P

-------------------------------------------------------------------------------
Category 2
----------

A1 or A2 by Moody's;                    .150%                    .075%
A+ or A by S&P

-------------------------------------------------------------------------------
Category 3
----------

A3 by Moody's;                          .170%                    .080%
A- by S&P

-------------------------------------------------------------------------------
Category 4
----------

Baa1 by Moody's;                        .200%                    .100%
BBB+ by S&P

-------------------------------------------------------------------------------
Category 5
----------

Baa2 by Moody's;                        .225%                    .125%
BBB by S&P

-------------------------------------------------------------------------------
Category 6
----------

Baa3 by Moody's;                        .250%                    .150%
BBB- by S&P

-------------------------------------------------------------------------------
Category 7
----------

Ba1 or lower by Moody's;                .375%                    .250%
BB+ or lower by S&P

===============================================================================


            SECTION 2. AMENDMENT OF SECTION 3.04. Each reference in Section 3.04(a) of the Agreement to "January 1, 1995" is hereby replaced with a reference to "December 31, 1995", and each reference in Section 3.04(b) of the Agreement to "October 1, 1995" is hereby replaced with a reference to "September 29, 1996".

            SECTION 3. AMENDMENT OF SCHEDULES. (a) Schedule 2.01 to the Agreement is hereby deleted and replaced with Schedule 2.01 to this Amendment. It is understood and agreed upon that immediately prior to the effectiveness of this Amendment the Company shall have terminated all the Commitments then outstanding and that upon the effectiveness of this Amendment, notwithstanding the provisions of Section 2.10(b) of the Agreement, the outstanding Commitments shall be as set forth on
Schedule 2.01 to this Amendment.

            (b) Schedule 3.08 and Schedule 3.12(b) to the Agreement are hereby deleted and replaced, respectively, with Schedule 3.08 and Schedule 3.12(b) to this Amendment.

            SECTION 4. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants as of the Amendment Effective Date to each of the Lenders and the Administrative Agent that:

            (a) This Amendment has been duly authorized, executed and delivered by the Company, and this Amendment is, and the Agreement, as amended hereby, will upon the Amendment Effective Date be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (whether enforcement is sought by proceedings in equity or at law).

            (b) The representations and warranties set forth in Article III of the Agreement, as amended hereby, are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) Immediately before and immediately after the effectiveness of this Amendment, no Event of Default or Default has occurred and is continuing.

            SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of and from the Amendment Effective Date when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of all the parties hereto and (b) each of the following conditions precedent shall have been satisfied in respect of this Amendment:

            (i) immediately prior to the effectiveness of this Amendment, the Company shall have effectively terminated all the Commitments in accordance with Section 2.10 of the Agreement (and, solely for purposes of permitting each termination, the notice requirements of Section 2.10 are hereby waived), and no Loan shall be outstanding;

            (ii) the Administrative Agent shall have received the payment in full of all the Borrowings and all other obligations of the Borrowers outstanding under the Agreement, this Amendment or any related agreement, including all Facility Fees accrued to but not including the Amendment Effective Date, whether or not at the time due and payable;

            (iii) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Company, confirming (i) that the representations and warranties set forth in Article III of the Agreement, as amended hereby, are true and correct in all material respects, with the same effect as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, and
      (ii) that no Event of Default or Default has occurred and is continuing;

            (iv) the Administrative Agent shall have received certified copies of the resolutions of the Board of Directors of the Company approving or authorizing approval of the execution and delivery of this Amendment and the performance of the Agreement as amended hereby;

            (v) the Administrative Agent shall have received a certificate of the Clerk or an Assistant Clerk of the Company, dated the Amendment Effective Date, (A) as to the absence of amendments to the certificate of incorporation or the by-laws of the Company since July 31, 1995 (or, in the event there shall have been any such amendments, setting forth copies thereof certified by the Secretary of State of Massachusetts in the case of amendments to the certificate of incorporation and by the Clerk or an Assistant Clerk of the Company in the case of amendments to the by-laws), and (B) certifying the incumbency and signatures of the officer or officers of the Company signing this Amendment;

            (vi) the Administrative Agent shall have received a favorable written opinion of the General Counsel for the Company, dated the Amendment Effective Date and addressed to the Lenders, to the effect set forth in Exhibit D-1 of the Agreement, provided that, for purposes of the foregoing, references in such Exhibit to execution and delivery of the Agreement shall be deemed to refer to execution and delivery of this Amendment and other references therein to the Agreement shall be deemed to refer to the Agreement as amended hereby;

            (vii) the Amendment Effective Date shall have occurred on or prior to March 31, 1997.

                  SECTION 6. AGREEMENT. Except as specifically stated herein, the provisions of the Agreement are and shall remain in full force and effect. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Agreement as amended hereby.

                  SECTION 7. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Agreement specifically referred to herein.

                  SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                  SECTION 10. EXPENSES. The Company agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including, but not limited to, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.




                                             EG&G, INC.,

                                             by
                                                /s/Daniel T. Heaney
                                                --------------------------------
                                                Name:  Daniel T. Heaney
                                                Title: Treasurer


                                             THE CHASE MANHATTAN BANK,
                                             individually and as Administrative
                                             Agent for the Lenders,

                                             by
                                                /s/William J. Caggiano
                                                --------------------------------
                                                Name:  William J. Caggiano
                                                Title: Managing Director


                                             DRESDNER BANK A.G., NEW YORK BRANCH
                                             AND GRAND CAYMAN BRANCH,

                                             by
                                                /s/Andrew K. Mittag
                                                --------------------------------
                                                Name:  Andrew K. Mittag
                                                Title: Vice President
                                             by
                                                 /s/Anthony Berti
                                                 ------------------------------
                                                 Name:  Anthony Berti
                                                 Title: Assistant Treasurer


                                             THE FIRST NATIONAL BANK OF BOSTON,

                                             by
                                                /s/Chris Francis
                                                --------------------------------
                                                Name: Chris Francis
                                                Title: Vice President


                                             THE FIRST NATIONAL BANK OF CHICAGO,

                                             by
                                                /s/Jeffrey Lubatkin
                                                --------------------------------
                                                Name:  Jeffrey Lubatkin
                                                Title: Assistant Vice President


                                             THE NORTHERN TRUST COMPANY,

                                             by
                                                /s/James F.T. Manhart
                                                --------------------------------
                                                Name:  James F. T. Manhart
                                                Title: Vice President


                                             ROYAL BANK OF CANADA,

                                             by
                                                /s/John M. Crawford
                                                ------------------------------
                                                Name:  John M. Crawford
                                                Title: Senior Manager


                                             SOCIETE GENERALE,

                                             by
                                                /s/Michelle Martin
                                                ------------------------------
                                                Name:  Michelle Martin
                                                Title: Assistant Vice President

                                             STANDARD CHARTERED BANK,

                                             by
                                                /s/David D. Cutting
                                                --------------------------------
                                                Name: David D. Cutting
                                                Title: Senior Vice President


                                             by
                                                /s/K. M. David
                                                --------------------------------
                                                Name:  K. M. David
                                                Title: Vice President


                                             WACHOVIA BANK OF GEORGIA, N.A.,

                                             by
                                                /s/Terence A. Snellings
                                                ------------------------------
                                                Name:  Terence A. Snellings
                                                Title: Senior Vice President

                                  Schedule 2.01
                                  -------------

                             LENDERS AND COMMITMENTS
                             -----------------------


       LENDER                                                 COMMITMENT
       ------                                                 ----------

The Chase Manhattan Bank                                     $16,000,000
140 E. 45th Street
29th Floor
New York, NY  10017
Attention:  Sandra Miklave
Telephone: (212) 622-0005
Telecopy:  (212) 622-0002

Dresdner Kleinwort Benson                                    $10,500,000
North America LLC
75 Wall Street
New York, NY 10005-2889
Attention:  Ms. Deborah Slusarczyk
Telephone: (212) 429-2244
Telecopy:  (212) 429-2524

The First National Bank of Boston                            $10,500,000
100 Federal Street
Boston, MA 02110
Attention:  Mr. Christopher D. Francis
Telephone: (617) 434-2203
Telecopy:  (617) 434-0637

The First National Bank of Chicago                           $10,500,000
153 W. 51st Street
Equitable Building, 8th Floor
Suite 4000
New York, NY 10019
Attention:  Mr. Thomas Knoff
Telephone: (212) 373-1181
Telecopy:  (212) 373-1388

The Northern Trust Company                                   $10,500,000
50 South LaSalle Street
Chicago, IL 60675
Attention:  Mr. J. Chip McCall
Telephone: (312) 444-3504
Telecopy:  (312) 444-3508





Royal Bank of Canada                                         $10,500,000
New York Branch
One Financial Square, 12th Floor
New York, NY 10005-3531
Attention:  Sheryl L. Greenberg
Telephone:  (212) 428-6476
Telecopy:   (212) 428-6459

Societe Generale                                             $10,500,000
1221 Avenue of the Americas
New York, NY  10020
Attention:  Ms. Michelle Martin
Telephone: (212) 278-7126
Telecopy:  (212) 278-7430

Standard Chartered Bank                                      $10,500,000
7 World Trade Center
New York, NY  10048
Attention:  Mr. David Cutting
Telephone: (212) 667-0469
Telecopy:  (212) 667-0225

Wachovia Bank of Georgia, N.A.                               $10,500,000
191 Peachtree Street, N.E.
Atlanta, GA 30303
Attention:  Ms. Joanne Watkin
Telephone: (404) 332-4089
Telecopy:  (404) 332-6898
